                                                                   EXHIBIT 99.31

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE RATES

                                       AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                          NUMBER OF    PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                          MORTGAGE      BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING         POOL        COUPON       SCORE     OUTSTANDING       LTV            DOC
-----------------------   ---------  -----------      ----------      -------     --------   -----------     --------    -----------
5.500% or less               410     $114,414,269        12.40%         5.20%       674       $279,059        76.53%        72.93%
5.501% to 6.000%             817      208,763,042        22.62          5.86        652        255,524        77.82         65.52
6.001% to 6.500%             864      203,724,610        22.08         6.331        635        235,792        79.37         62.48
6.501% to 7.000%             848      181,163,203        19.63         6.823        619        213,636        82.34         58.28
7.001% to 7.500%             419       78,911,180         8.55         7.324        598        188,332        82.47         59.94
7.501% to 8.000%             398       64,894,404         7.03         7.811        581        163,051        81.92         59.79
8.001% to 8.500%             184       25,516,093         2.77         8.324        574        138,674        82.71         71.21
8.501% to 9.000%             159       15,999,797         1.73         8.805        581        100,628         85.6         71.35
9.001% to 9.500%              80        6,450,646          0.7         9.354        593         80,633        88.52         76.45
9.501% to 10.000%             89        6,678,264         0.72          9.87        622         75,037        93.04         58.18
10.001% to 10.500%            47        2,989,465         0.32         10.39        620         63,606        92.26         52.25
10.501% to 11.000%           140        9,362,547         1.01        10.852        637         66,875        97.73         48.97
11.001% to 11.500%             5          208,630         0.02        11.443        627         41,726         99.1         78.94
11.501% to 12.000%            27        1,501,376         0.16        11.965        635         55,607        96.01         61.56
12.001% to 12.500%            15          689,922         0.07        12.334        644         45,995        97.71         38.23
12.501% to 13.000%            37        1,416,362         0.15        12.864        628         38,280        99.61          44.8
13.001% to 13.500%             1           22,369            0        13.125        583         22,369          100           100
13.501% to 14.000%             1           39,562            0        13.875        669         39,562          100             0
                           -----     ------------       ------        ------        ---       --------        -----         -----
TOTAL:                     4,541     $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                           -----     ------------       ------        ------        ---       --------        -----         -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.599% per annum.

REMAINING MONTHS TO STATED MATURITY

                                    AGGREGATE                                   WEIGHTED      AVERAGE      WEIGHTED       PERCENT
RANGE OF                NUMBER OF   PRINCIPAL        PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE        FULL OR
REMAINING MONTHS        MORTGAGE     BALANCE         MORTGAGE       AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
TO STATED MATURITY        LOANS    OUTSTANDING         POOL          COUPON      SCORE     OUTSTANDING       LTV            DOC
------------------      ---------  -----------       ---------      -------     -------    -----------     --------     -----------
109 to 120                  1     $     63,444         0.01%         6.50%       663       $ 63,444        35.14%         0.00%
169 to 180                603       47,014,917          5.1         8.723        648         77,968        85.95         58.03
229 to 240                 16        2,350,916         0.25         6.663        632        146,932        80.21          74.7
337 to 348                  1           75,115         0.01         6.875        593         75,115        55.71             0
349 to 360              3,920      873,241,349        94.64         6.485        630        222,766        80.07         63.75
                        -----     ------------       ------         -----        ---       --------        -----         -----
TOTAL:                  4,541     $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                        -----     ------------       ------         -----        ---       --------        -----         -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 346 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                    AGGREGATE                                   WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                       NUMBER OF    PRINCIPAL        PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE       FULL OR
RANGE OF ORIGINAL      MORTGAGE      BALANCE          MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     ALTERNATIVE
MORTGAGE LOAN           LOANS      OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING      LTV            DOC
------------------     --------    -----------       ---------      -------     -------   -----------    --------     -----------

$50,000 or less           295      $ 10,708,510         1.16%         9.92%       629       $ 36,300        90.75%        71.00%
$50,001 to $100,000       771        59,573,797         6.46         7.894        618         77,268           81         70.31
$100,001 to $150,000      830       104,072,866        11.28         7.011        617        125,389        79.65         70.77
$150,001 to $200,000      761       133,115,498        14.43         6.642        620        174,922        78.65         66.88
$200,001 to $250,000      572       127,844,701        13.85         6.509        625        223,505         79.7         66.31
$250,001 to $300,000      420       115,591,162        12.53         6.354        630        275,217        79.61         63.61
$300,001 to $350,000      307        99,304,625        10.76         6.377        634        323,468        81.84         60.39
$350,001 to $400,000      198        74,180,943         8.04         6.401        645        374,651        81.14          51.8
$400,001 to $450,000      117        49,557,462         5.37         6.368        645        423,568        82.24         57.35
$450,001 to $500,000       99        47,101,250          5.1         6.172        645        475,770        80.17          58.3
$500,001 to $550,000       58        30,562,743         3.31         6.039        644        526,944        79.42         62.33
$550,001 to $600,000       57        32,877,136         3.56          6.11        639        576,792        82.07         54.44
$600,001 to $650,000       23        14,563,191         1.58         6.052        659        633,182        79.37         52.04
$650,001 to $700,000       15        10,158,285          1.1         6.032        661        677,219        81.19         80.11
$700,001 to $750,000       12         8,647,136         0.94          6.03        664        720,595        82.97         49.56
$750,001 to $800,000        3         2,317,761         0.25         6.085        639        772,587        86.38           100
$800,001 to $850,000        2         1,692,758         0.18          6.75        628        846,379        72.97         50.01
$850,001 to $900,000        1           875,917         0.09         6.375        672        875,917           70           100
                        -----      ------------       ------         -----        ---       --------        -----         -----
TOTAL:                  4,541      $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                        -----      ------------       ------         -----        ---       --------        -----         -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,856 to approximately $875,917 and the average outstanding principal balance of the Mortgage Loans was approximately $203,203.

PRODUCT TYPES

                                    AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED       PERCENT
                        NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE        FULL OR
                        MORTGAGE     BALANCE         MORTGAGE       AVERAGE     CREDIT      BALANCE      ORIGINAL     ALTERNATIVE
PRODUCT TYPES             LOANS    OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING      LTV           DOC
--------------------    ---------  -----------      ----------     --------    --------   -----------    --------     -----------
Fixed - 10 Year              1     $     63,444        0.01%         6.50%       663       $ 63,444        35.14%         0.00%
Fixed - 15 Year            177       20,658,021        2.24         6.593        645        116,712        69.91         58.14
Fixed - 20 Year             16        2,350,916        0.25         6.663        632        146,932        80.21          74.7
Fixed - 30 Year          1,296      267,405,155       28.98         6.517        649        206,331        76.95         67.44
ARM - 6 Month                6        1,441,056        0.16         6.708        652        240,176        90.01         26.87
ARM - 2 Year/6 Month     2,227      507,161,652       54.96         6.524        618        227,733        81.75         61.39
ARM - 3 Year/6 Month       192       42,431,362         4.6         6.376        621        220,997        81.18         65.34
ARM - 5 Year/6 Month       200       54,877,239        5.95         6.035        656        274,386        78.57          67.3
Balloon Loans              426       26,356,896        2.86        10.392        651         61,871        98.51         57.93
                         -----     ------------      ------        ------        ---       --------        -----         -----
TOTAL:                   4,541     $922,745,741      100.00%         6.60%       631       $203,203        80.36%        63.48%
                         -----     ------------      ------        ------        ---       --------        -----         -----

ADJUSTMENT TYPE

                                    AGGREGATE                                   WEIGHTED      AVERAGE      WEIGHTED       PERCENT
                        NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED      AVERAGE     PRINCIPAL     AVERAGE        FULL OR
                        MORTGAGE     BALANCE         MORTGAGE      AVERAGE       CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
ADJUSTMENT TYPE          LOANS     OUTSTANDING         POOL        COUPON        SCORE     OUTSTANDING       LTV            DOC
---------------         ---------  -----------      ----------     -------      -------    -----------     --------     -----------
ARM                      2,625     $605,911,309        65.66%         6.47%       621       $230,823        81.44%        62.12%
Fixed Rate               1,916      316,834,431        34.34         6.846        648        165,362         78.3         66.08
                         -----     ------------       ------         -----        ---       --------        -----         -----
TOTAL:                   4,541     $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                         -----     ------------       ------         -----        ---       --------        -----         -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED       PERCENT
                        NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE       FULL OR
                        MORTGAGE     BALANCE         MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL     ALTERNATIVE
STATE                     LOANS    OUTSTANDING         POOL        COUPON       SCORE     OUTSTANDING      LTV            DOC
--------------------    ---------  -----------      ----------     --------    -------    -----------    --------     -----------
Arizona                      125   $ 18,266,477         1.98%         6.79%       631       $146,132        83.75%        59.33%
Arkansas                       6        395,325         0.04         8.271        579         65,888        76.19         71.75
California                 2,204    554,829,243        60.13          6.39        638        251,737        79.42         60.62
Colorado                      83     12,313,333         1.33         6.923        625        148,353        84.22         71.09
Connecticut                   54     12,465,858         1.35         6.578        618        230,849        79.51         55.51
Delaware                       3        406,361         0.04         6.919        634        135,454        85.58         74.99
District of Columbia          11      2,548,209         0.28         6.721        614        231,655        71.28         35.26
Florida                      243     33,545,669         3.64         7.015        609        138,048        81.82         68.86
Georgia                       47      5,846,716         0.63         7.377        631        124,398        84.13         67.86
Idaho                         16      1,871,603          0.2          7.18        612        116,975        87.23         82.68
Illinois                     164     26,527,636         2.87         6.966        615        161,754        83.96         69.61
Indiana                       18      2,253,032         0.24          7.21        580        125,168        86.48         92.41
Iowa                           2        104,423         0.01         8.326        588         52,212        84.74         76.29
Kansas                        12      1,347,699         0.15         7.697        612        112,308        87.48         73.32
Kentucky                       8        806,038         0.09          7.87        588        100,755        85.41         76.19
Louisiana                     88      7,859,991         0.85         7.384        618         89,318        81.08          75.4
Maine                          7        786,890         0.09         6.739        617        112,413        83.91           100
Maryland                     207     41,047,318         4.45         6.853        614        198,296        83.45            77
Massachusetts                 40      8,627,853         0.94         6.614        621        215,696        78.14         64.25
Michigan                      67      7,464,044         0.81         7.816        613        111,404        83.64         69.33
Minnesota                     28      6,113,422         0.66          6.72        615        218,337        82.26         58.55
Mississippi                   12        931,351          0.1         7.826        611         77,613        84.06         90.85
Missouri                      15      1,251,489         0.14         7.908        606         83,433        83.38          65.1
Montana                       35      4,738,929         0.51         7.225        625        135,398         84.6         65.77
Nevada                        74     14,672,687         1.59         6.719        632        198,280        81.28         58.59
New Hampshire                  5        669,355         0.07         5.961        634        133,871        75.52         83.64
New Jersey                    43     10,518,536         1.14         6.655        608        244,617        80.48         76.17
New Mexico                    11      2,553,343         0.28         7.612        628        232,122        85.77         67.37
New York                     150     41,528,211          4.5         6.608        629        276,855        78.31         55.68
North Carolina                33      4,284,112         0.46          7.46        610        129,822        87.32         80.72
North Dakota                   1        238,397         0.03           6.9        723        238,397          100           100
Ohio                          58      6,983,519         0.76         7.016        611        120,405        86.93         90.09
Oklahoma                      17      1,460,016         0.16         7.359        627         85,883        85.76         68.23
Oregon                        27      4,151,163         0.45         6.562        616        153,747        82.75         63.45
Pennsylvania                  82      9,838,351         1.07         7.128        612        119,980        82.46         61.02
Rhode Island                  18      3,272,042         0.35         6.247        622        181,780        77.23         82.51
South Carolina                14      1,170,935         0.13         7.863        629         83,638        85.59         90.89
South Dakota                   1        107,637         0.01           5.5        628        107,637        52.68           100
Tennessee                     55      5,715,346         0.62         7.526        610        103,915        88.43         78.67
Texas                        230     27,033,803         2.93         6.894        622        117,538        77.46         61.28
Utah                           8        932,112          0.1         6.778        605        116,514         80.8         53.42
Vermont                        3        531,911         0.06         6.646        628        177,304        82.11         69.24
Virginia                     148     25,163,953         2.73         6.929        621        170,027        80.93         71.49
Washington                    47      6,504,561          0.7         6.614        631        138,395        82.23         84.45
Wisconsin                     18      2,680,895         0.29         7.382        648        148,939         83.1         68.78
Wyoming                        3        385,947         0.04         6.639        613        128,649        90.08           100
                           -----   ------------       ------         -----        ---       --------        -----         -----
TOTAL:                     4,541   $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                           -----   ------------       ------         -----        ---       --------        -----         -----

No more than approximately 0.62% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                    AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
RANGE OF ORIGINAL       MORTGAGE     BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS    OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING       LTV            DOC
--------------------    ---------  -----------      ----------     --------    --------   -----------     --------     -----------
50.00% or less             144     $ 21,266,538          2.30%       6.23%        640       $147,684      41.44%        56.55%
50.01% to 55.00%            75       13,461,357          1.46       6.268         627        179,485      53.26         55.34
55.01% to 60.00%           102       18,981,735          2.06       6.288         639        186,095      58.25          60.8
60.01% to 65.00%           156       32,080,143          3.48       6.434         623        205,642      63.01         54.69
65.01% to 70.00%           300       63,289,705          6.86       6.412         618        210,966       68.5         55.45
70.01% to 75.00%           374       88,356,398          9.58       6.393         622        236,247      73.82         47.54
75.01% to 80.00%         1,287      278,249,641         30.15       6.301         640        216,200      79.48         60.66
80.01% to 85.00%           613      134,183,525         14.54       6.656         618        218,896      84.25         69.47
85.01% to 90.00%           663      156,605,681         16.97       6.614         626        236,208      89.41         71.64
90.01% to 95.00%           412       86,077,288          9.33        7.02         636        208,925      94.53         76.23
95.01% to 100.00%          415       30,193,729          3.27       9.591         654         72,756      99.78         67.14
                         -----     ------------        ------       -----         ---       --------     ------        ------
TOTAL:                   4,541     $922,745,741        100.00%       6.60%        631       $203,203      80.36%        63.48%
                         -----     ------------        ------       -----         ---       --------     ------        ------


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.90% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.93% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.54%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.42%.

LOAN PURPOSE

                                     AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        NUMBER OF    PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                        MORTGAGE      BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
LOAN PURPOSE              LOANS     OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING       LTV            DOC
-------------------     --------    -----------      ----------     --------    --------   -----------     --------     -----------
Refinance - Cashout       4,541    $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                          -----    ------------       ------          ----        ---       --------        -----         -----
TOTAL:                    4,541    $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                          -----    ------------       ------          ----        ---       --------        -----         -----

PROPERTY TYPE

                                      AGGREGATE                                  WEIGHTED     AVERAGE       WEIGHTED       PERCENT
                          NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE        FULL OR
                          MORTGAGE     BALANCE         MORTGAGE      AVERAGE      CREDIT      BALANCE       ORIGINAL     ALTERNATIVE
PROPERTY TYPE               LOANS    OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING       LTV            DOC
------------------------  ---------  -----------      ----------     --------    -------    -----------     --------     -----------
Single Family Detached     3,448     $683,243,088        74.04%         6.61%       627       $198,156        80.25%        62.82%
Townhouse                      2        1,059,096         0.11         5.979        647        529,548        81.74         66.09
Condo                        329       62,779,825          6.8         6.559        642        190,820        81.18         60.97
2-4 Family                   222       59,644,183         6.46         6.632        649        268,667        78.47          52.8
Manufactured Housing          60        7,375,894          0.8         6.611        635        122,932         75.9         80.01
Planned Unit Development     480      108,643,655        11.77         6.536        634        226,341        81.94         73.81
                           -----     ------------       ------         -----        ---       --------        -----         -----
TOTAL:                     4,541     $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                           -----     ------------       ------         -----        ---       --------        -----         -----

DOCUMENTATION

                                AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED       PERCENT
                   NUMBER OF    PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE        FULL OR
                   MORTGAGE      BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
DOCUMENTATION       LOANS      OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING       LTV           DOC
-------------      ---------   ----------       ---------      -------     -------    ----------      --------     -----------
Full                2,820     $533,542,631        57.82%         6.55%       625       $189,200        81.36%       100.00%
Stated                823      184,509,320           20         6.573        637        224,191        74.93             0
Limited               323       75,349,205         8.17         6.567        634        233,279        82.61             0
FULL-ALT              201       52,196,717         5.66          6.53        634        259,685        82.21           100
Streamlined           250       46,788,074         5.07         7.262        657        187,152         83.7             0
Lite                  124       30,359,794         3.29         6.738        635        244,837        81.98             0
                    -----     ------------       ------         -----        ---       --------        -----        ------
Total:              4,541     $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                    -----     ------------       ------         -----        ---       --------        -----        ------

OCCUPANCY

                               AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                   NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                   MORTGAGE     BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
OCCUPANCY            LOANS    OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING       LTV            DOC
---------          ---------  -----------      ----------     --------    --------   -----------     --------     -----------
Primary              4,260    $874,468,309        94.77%         6.59%       629       $205,274        80.50%        64.07%
Investment             245      40,992,687         4.44          6.83        661        167,317        77.91         56.29
Second Home             36       7,284,744         0.79         6.508        635        202,354        78.22         32.57
                     -----    ------------       ------         -----        ---       --------        -----         -----
TOTAL:               4,541    $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                     -----    ------------       ------         -----        ---       --------        -----         -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                    NUMBER OF   PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
MORTGAGE LOANS AGE  MORTGAGE     BALANCE         MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
(MONTHS)             LOANS      OUTSTANDING        POOL         COUPON       SCORE     OUTSTANDING       LTV          DOC
------------------  ---------  -----------      ----------     --------    --------   -----------     --------     -----------
 3                     1,311   $273,223,989        29.61%         6.63%       632       $208,409        80.12%        64.55%
 4                     1,644    341,003,464        36.96         6.509        634        207,423        79.67         65.23
 5                       942    186,402,404         20.2         6.572        628        197,879        81.33         61.86
 6                       524     99,408,605        10.77          6.81        622        189,711        81.84         59.89
 7                       109     20,684,927         2.24         6.851        619        189,770        79.66          54.3
 8                         6      1,089,160         0.12         8.538        565        181,527        80.37         56.89
 9                         3        739,194         0.08         7.037        690        246,398        79.31         17.17
10                         1        118,883         0.01          7.75        622        118,883        46.15           100
12                         1         75,115         0.01         6.875        593         75,115        55.71             0
                       -----   ------------       ------         -----        ---       --------        -----         -----
TOTAL:                 4,541   $922,745,741       100.00%         6.60%       631       $203,203        80.36%        63.48%
                       -----   ------------       ------         -----        ---       --------        -----         -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                  AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED       PERCENT
                      NUMBER OF   PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE        FULL OR
ORIGINAL PREPAYMENT   MORTGAGE    BALANCE         MORTGAGE      AVERAGE     CREDIT      BALANCE       ORIGINAL     ALTERNATIVE
PENALTY TERM           LOANS    OUTSTANDING       POOL          COUPON       SCORE    OUTSTANDING       LTV           DOC
------------------    --------  -----------      ---------      -------    --------   -----------    --------      ----------
None                  1,053    $183,594,028       19.90%         6.97%      622        $174,353         81.79%          65.92%
12 Months               150      41,415,990        4.49         6.536       633         276,107         78.52           60.97
24 Months             1,915     418,478,976       45.35         6.517       622         218,527         81.91           60.74
36 Months             1,423     279,256,746       30.26         6.486       649         196,245         77.38           66.34
                      -----    ------------      ------         -----       ---        --------         -----           -----
TOTAL:                4,541    $922,745,741      100.00%         6.60%      631        $203,203         80.36%          63.48%
                      -----    ------------      ------         -----       ---        --------         -----           -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                        AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
RANGE OF CREDIT         NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
    SCORES           MORTGAGE LOANS    OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
---------------      --------------   ------------   ----------   --------   --------   -----------   --------   -----------
<= 0                         5        $  1,119,876       0.12%       6.32%       0        $223,975      74.71%      47.64%
476 to 500                   9           1,421,183       0.15       7.718      500         157,909      71.76       58.32
501 to 525                 228          38,720,703        4.2       7.781      514         169,828      76.16       79.78
526 to 550                 278          48,552,876       5.26       7.434      539         174,651      77.21       74.48
551 to 575                 415          77,174,779       8.36       6.986      563         185,963      81.15       77.64
576 to 600                 539         103,980,710      11.27       6.851      588         192,914       79.9       66.94
601 to 625                 763         150,193,835      16.28       6.595      614         196,846      80.96        69.6
626 to 650                 839         175,875,302      19.06       6.522      638         209,625      81.31       51.12
651 to 675                 650         138,899,913      15.05        6.37      662         213,692      81.96       55.48
676 to 700                 363          77,534,089        8.4       6.248      687         213,593      81.34       58.28
701 to 725                 221          55,097,918       5.97       6.055      712         249,312      80.83       61.71
726 to 750                 109          26,472,895       2.87       5.883      737         242,871      79.73        71.2
751 to 775                  80          17,411,216       1.89       5.905      761         217,640      73.44       62.21
776 to 800                  35           8,300,978        0.9       5.715      786         237,171      67.52       74.94
801 to 825                   7           1,989,468       0.22       5.651      808         284,210      73.85       60.67
                         -----        ------------     ------       -----      ---        --------      -----       -----
TOTAL:                   4,541        $922,745,741     100.00%       6.60%     631        $203,203      80.36%      63.48%
                         -----        ------------     ------       -----      ---        --------      -----       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were Scored as of the Cut-off Date was approximately 631.

CREDIT GRADE

                                        AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                        NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE         MORTGAGE LOANS    OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
------------         --------------   ------------   ----------   --------   --------   -----------   --------   -----------
AA                       1,698        $376,421,865      40.79%       6.25%     683        $221,685      81.10%      58.20%
A                        1,260         255,404,771      27.68        6.56      625         202,702      80.89        60.1
A-                         457          88,072,447       9.54       6.798      596         192,719      80.16       66.73
B+                         507          98,019,734      10.62       6.903      570         193,333      81.29       74.92
B                          575          97,398,326      10.56       7.445      540         169,388       76.1       77.13
C                           44           7,428,597       0.81       8.078      549         168,832      70.85       78.57
                         -----        ------------     ------       -----      ---        --------      -----       -----
TOTAL:                   4,541        $922,745,741     100.00%       6.60%     631        $203,203      80.36%      63.48%
                         -----        ------------     ------       -----      ---        --------      -----       -----